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                             NATIONSBANK CORPORATION

                                Medium-Term Notes
                     Due 9 Months or more from Date of Issue

                   MASTER UNITED STATES DISTRIBUTION AGREEMENT

                                                               January 10, 1996
To the Agents listed on Exhibit A hereto and to each additional person that shall become an Agent as provided in Section 12 of this Agreement.

Dear Sirs:

          NationsBank Corporation, a North Carolina corporation (the "Corporation"), confirms its agreement with each of you (individually, as "Agent" and collectively, the "Agents") with respect to the issue and sale by the Corporation of its Senior Medium-Term Notes, Series E (the "Senior Notes") and its Subordinated Medium-Term Notes, Series E (the "Subordinated Notes," and together with the Senior Notes, the "Notes"). The Senior Notes are to be issued pursuant to an Indenture dated as of January 1, 1995 between the Corporation and First Trust of New York, N.A. (the "Senior Trustee") as successor trustee to BankAmerica National Trust Company (the "Senior Indenture"). The Subordinated Notes are to be issued pursuant to an Indenture dated as of January 1, 1995 between the Corporation and The Bank of New York (the "Subordinated Trustee"), as trustee (the "Subordinated Indenture). The Senior Trustee and the Subordinated Trustee are collectively referred to herein as the "Trustees," and the Senior Indenture and the Subordinated Indenture are collectively referred to herein as the "Indentures."

         This Agreement provides both for the sale of Notes (i) by the Corporation directly to purchasers using Agents to solicit purchasers in their capacity as agents of the Corporation and (ii) by the Corporation to one or more of the Agents as principal for resale to purchasers.

         The Corporation has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (No. 33-63097) for the registration of debt securities (both senior and subordinated), preferred shares, depositary shares and common shares under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the SEC, and the Trustees have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Corporation for the purpose of registering additional Notes and in connection with


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which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Agents by the Corporation for use in connection with the offering of the Notes which is not required to be filed by the Corporation pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

SECTION 1.                 Appointment as Agent.

         (a) Appointment. Subject to the terms and conditions stated herein including the reservation by the Corporation of the right to sell Notes directly on its own behalf as set forth in Section 3(b) hereof, the Corporation hereby appoints the Agents named herein or appointed hereunder as agents in connection with the sale of the Notes. The Agents are authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Notes purchased by an Agent as principal for resale to others, but are not authorized to appoint sub-agents in connection with the sale of Notes through an Agent as agent.

         (b) Sale of Notes. The Corporation shall not sell or approve the solicitation of purchases of Notes in excess of the amount which shall be authorized by the Corporation from time to time or in excess of the principal amount of Notes registered pursuant to the Registration Statement. The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or otherwise monitoring the availability of Notes for sale under the Registration Statement.

         (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Corporation as principal, but an Agent and the Corporation may agree from time to time that such Agent shall purchase Notes as principal. Any such purchases of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) Solicitations as Agent. If agreed upon by an Agent and the Corporation, the Agent, acting solely as agent for the Corporation and not as principal, will solicit purchases of the Notes. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Corporation and such Agent. Such Agent will communicate to the Corporation, orally, each offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by the Agent. The Agent shall have the right, in its discretion

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reasonably exercised, to reject any proposed purchase of Notes by persons solicited by the Agent, as a whole or in part, and any such rejection shall not be deemed a breach of the Agent's agreement contained herein. The Corporation may accept or reject any proposed purchase of the Notes, in whole or in part, and any such rejection shall not be deemed a breach of the Corporation's agreement herein. The Agent shall make reasonable efforts to assist the Corporation in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Corporation. The Agent shall not have any liability to the Corporation in the event any such agency purchase is not consummated for any reason other than the negligence of the Agent. If the Corporation shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Corporation shall (i) hold the Agent for such purchase harmless against any loss, claim or damage arising from or as a result of such default by the Corporation and (ii) notwithstanding such default, pay to such Agent any commission to which it would be entitled in connection with such sale.

         The Corporation reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through the Agents, as agent, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Corporation, the Agents will forthwith suspend solicitation of purchases from the Corporation until such time as the Corporation has advised the Agents that such solicitation may be resumed.

         For those offers to purchase Notes accepted by the Corporation, the Agent shall be paid a commission. Unless otherwise agreed between the Corporation and the Agent, such commission shall be an amount equal to the applicable percentage of the principal amount of each Note sold by the Corporation as a result of a solicitation made by such Agent as set forth in Exhibit C hereto.

         (e) Reliance. The Corporation and the Agents agree that any Notes the placement of which an Agent arranges shall be placed by such Agent in reliance on the representations, warranties, covenants and agreements of the Corporation contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.                 Representations and Warranties.

         (a) The Corporation represents and warrants to the Agents as of the date hereof, as of the date of each acceptance by the Corporation of an offer for the purchase of Notes (whether through an Agent as agent or to an Agent as principal), as of the date of each delivery of Notes (whether through an Agent as agent or to an Agent as principal) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any

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document incorporated by reference into the Prospectus (other than any Current
Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

                  (i) The Corporation meets the requirements for use of Form S-3 under the 1933 Act and has filed with the SEC the Registration Statement, which has become effective. Such Registration Statement meets the requirements of Rule 415(a)(1) under the 1933 Act and complies in all other material respects with said Rule.

             (ii) As of the date hereof, when the Prospectus as supplemented with respect to the Notes is first filed pursuant to Rule 424 under the 1933 Act, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) and as of the applicable Representation Date, (a) the Registration Statement, as amended or supplemented as of any such time, the Prospectus, when filed, and the applicable Indenture will comply in all material respects with the applicable requirements of the 1933 Act, the 1939 Act and the 1934 Act and the respective rules thereunder, (b) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (c) the Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Corporation makes no representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the 1939 Act of either of the Trustees or (y) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Corporation by or on behalf of any Agent specifically for use in connection with the preparation of the Registration Statement and the Prospectus.

            (iii) The Corporation has complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba; provided, however, that in the event that such Section 517.075 shall be repealed, or amended such that issuers shall no longer be required to disclose in

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         prospectuses information regarding business activities in Cuba or that a broker, dealer or agent shall no longer be required to obtain a statement from issuers regarding such compliance, then this representation and agreement shall be of no further force and effect.

         (b) Additional Certifications. Any certificate signed by any director or officer of the Corporation and delivered to an Agent or to counsel for such Agent in connection with an offering of Notes or the sale of Notes to an Agent as principal shall be deemed a representation and warranty by the Corporation to such Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

SECTION 3.                 Purchases as Principal; Etc.

         (a) Purchases as Principal. In the event that an Agent and the Corporation shall expressly so agree, Notes shall be purchased by such Agent as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount equivalent to the applicable commissions set forth in Exhibit C hereto. Such purchases shall be made in accordance with terms agreed upon by the Agent and the Corporation (which shall be agreed upon orally, with written confirmation prepared by the Agent and delivered to the Corporation within two business days of such oral agreement). In the absence of a separate written agreement, the Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations, warranties and covenants of the Corporation herein contained and shall be subject to the terms and conditions in the manner set forth herein, including Section 11(b) hereof. An Agent may engage the services of any other broker or dealer in connection with the resale of the Notes purchased as principal and may reallow any portion of the discount received in connection with such purchases from the Corporation to such brokers and dealers.

         (b) Corporation Sales to Unsolicited Purchasers. Notwithstanding any provision herein to the contrary, the Corporation reserves the right to (i) sell Notes, at any time, directly on its own behalf to any unsolicited purchaser, whether directly to such purchaser or through the agent of such purchaser, and
(ii) accept offers to purchase Notes through additional agents on substantially the same terms and conditions as would apply to the Agents hereunder. Upon the sale of any Notes to an unsolicited purchaser, no Agent named herein shall be entitled to any commission pursuant to this Agreement.

         (c) Administrative Procedures. The purchase price, interest rate, maturity date and other terms of the Notes (as applicable) specified in Exhibit B hereto shall be agreed upon by the Corporation and the applicable Agent and set forth in a pricing supplement to the Prospectus to be prepared following each acceptance by the Corporation of an offer for the purchase of

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Notes. Administrative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Agents and the Corporation (the "Procedures"). Initial Administrative Procedures dated January 10, 1996 shall remain in effect until changed by the Agents and the Corporation. The Agents and the Corporation agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.                 Covenants of the Corporation.

         The Corporation covenants with the Agents as follows:

         (a) Notice of Certain Events. The Corporation will notify the Agents immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the SEC for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus (other than with respect to a document filed with the SEC pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement and the Prospectus), (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto (other than such a request with respect to a document filed with the SEC pursuant to the 1934 Act which will be incorporated by reference in the Registration Statement and the Prospectus), and
(v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Corporation will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Notice of Certain Proposed Filings. The Corporation will give the Agents notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes or any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates or maturity dates of Notes or similar changes or an amendment or supplement effected by the filing of a document with the SEC pursuant to the 1934 Act) and, upon request, will furnish the Agents with copies of any such registration statement or amendment or supplement proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such registration statement or amendment or supplement in a form to which the Agents or their counsel shall reasonably object.

         (c) Copies of the Registration Statement and the Prospectus and 1934 Act Filings. The Corporation will deliver to the Agents as many signed and conformed copies of the Registration Statement

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(as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents may reasonably request. The Corporation will furnish to the Agents as many copies of the Prospectus (as amended or supplemented) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes under the Act. The Corporation will furnish to the Agents copies of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by the Corporation with the Commission pursuant to the 1934 Act as soon as practicable after the filing thereof.

         (d) Preparation of Pricing Supplements. The Corporation will prepare, with respect to any Notes to be sold through or to an Agent pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement with the SEC pursuant to Rule 424(b) under the 1933 Act not later than the close of business on the second business day after the date on which such Pricing Supplement is first used.

         (e) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (k) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Corporation, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agent and to cease sales of any Notes any Agent may then own as principal, and the Corporation will promptly prepare and file with the SEC such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

         (f) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (k) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Corporation with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with

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respect to any fiscal year, the Corporation shall furnish such information to the Agents, confirmed in writing, and thereafter shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto, as well as such other information and explanations as shall be necessary for an understanding thereof, as may be required by the 1933 Act or the 1934 Act or otherwise.

         (g) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (k) of this Section, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Corporation for the preceding fiscal year, the Corporation shall furnish such information to the Agents and thereafter shall cause the Registration Statement and the Prospectus to be amended to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements, as may be required by the 1933 Act or the 1934 Act or otherwise.

         (h) Earnings Statements. The Corporation will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering each twelve-month period beginning, in each case, not later than the first day of the Corporation's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

         (i) Blue Sky Qualification. The Corporation will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may designate and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Corporation shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Corporation will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Corporation will promptly advise the Agents of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (j) 1934 Act Filings. The Corporation, during the period when the Prospectus is required to be delivered under the 1933 Act,

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will file promptly all documents required to be filed with the SEC pursuant to
Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

         (k) Suspension of Certain Obligations. The Corporation shall not be required to comply with the provisions of subsections (e), (f) or (g) of this Section during any period from the time (i) the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agent pursuant to a request from the Corporation and (ii) the Agents shall not then hold any Notes as principal purchased from the Corporation, to the time the Corporation shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently agree for the Agents to purchase Notes as principal.

SECTION 5.                 Conditions of Obligations.

         The obligations of an Agent to solicit offers to purchase the Notes as agent of the Corporation, the obligations of any purchasers of the Notes sold through any Agent as agent and any obligation of an Agent to purchase Notes as principal or otherwise will be subject to the accuracy of the representations and warranties on the part of the Corporation herein and to the accuracy of the statements of the Corporation's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Corporation of all its covenants and agreements herein contained and to the following additional conditions precedent:

         (a) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

                  (1) Opinion of Corporation Counsel. The opinion of Smith Helms Mulliss & Moore, L.L.P., counsel to the
         Corporation, to the effect of paragraphs (i) and (iv) through
         (x) below, and the opinion of Paul J. Polking, Executive Vice President and General Counsel to the Corporation, to the effect of paragraphs (ii) and (iii) below:

                           (i) The Corporation is a duly organized and validly
                  existing corporation in good standing under the laws of the State of North Carolina, has the corporate power and authority to own its properties and conduct its business as described in the Prospectus and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; each of NationsBank, National Association (South), NationsBank of Texas, National Association, and NationsBank, National Association (or the successors to such entities) (collectively, the "Subsidiaries"), is a national banking association formed under the laws of the United States and authorized thereunder to transact business.


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                      (ii) Except for those jurisdictions specifically
                  enumerated in such opinion, to the best of such counsel's knowledge, neither the Corporation nor any of the Subsidiaries is required to be qualified or licensed to do business as a foreign corporation in any jurisdiction.

                     (iii) All the outstanding shares of capital stock of each
                  Subsidiary have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. ss. 55, as amended) nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries (except directors' qualifying shares) are owned, directly or indirectly, by the Corporation free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances.

                      (iv) This Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a legal, valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal and state securities laws, and further subject to 12 U.S.C. ss. 1818(b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy underlying all such laws).

                       (v) Each of the Indentures has been duly authorized,
                  executed and delivered, has been duly qualified under the 1939 Act, as applicable, and constitutes a legal, valid and binding instrument enforceable against the Corporation in accordance with its terms, and the Notes have been duly authorized and, when the terms of the Notes have been established and when the Notes have been completed, executed, authenticated and delivered in accordance with the provisions of the applicable Indenture, the applicable Board Resolutions and this Agreement against payment of the consideration therefor, will constitute legal, valid and binding obligations of the Corporation entitled to the benefits of such Indenture, subject (with respect to each of the Indentures and the Notes) as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or

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                  hereafter in effect, and to equitable principles that may
                  limit the right to specific enforcement of remedies, and further subject to 12 U.S.C. ss. 1818(b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy underlying all such laws.

                      (vi) The forms of Notes attached to the Secretary's
                  Certificate delivered to the Agents conform in all material respects to the description thereof contained in the Prospectus, as supplemented or amended.

                     (vii) The Registration Statement has become effective under the 1933 Act; to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act and the respective rules thereunder.

                    (viii) To the best knowledge of such counsel, except as
                  disclosed in the Registration Statement or the Prospectus, there is no pending or threatened action, suit or proceeding before or by any court or governmental agency, authority or body or any arbitrator involving the Corporation or any of the Subsidiaries, of a character required to be disclosed in the Registration Statement, which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                      (ix) To the best knowledge of such counsel, neither the
                  issuance and sale of the Notes, the consummation of any other of the transactions contemplated by this Agreement nor the fulfillment of the terms thereof will conflict with, result in a breach of, or constitute a default under the Restated Articles of Incorporation or the Amended and Restated Bylaws of the Corporation or, to the best of such counsel's knowledge, the terms of any material indenture or other agreement or instrument known to such counsel and to which the Corporation or any of the Subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Corporation or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body

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                  or arbitrator having jurisdiction over the Corporation or
                  any of the Subsidiaries.

                       (x) To the best knowledge of such counsel, no
                  authorization, order, approval or consent of, or filing with, any court or governmental authority or agency is necessary or required in connection with the sale of the Notes hereunder, except such as have been obtained under the 1933 Act or the 1933 Act Regulations and such as may be required under foreign or state securities or insurance laws in connection with the distribution of the Notes.

                   In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of North Carolina or the United States, to the extent deemed proper and specified in such opinion, upon counsel for the Agents or upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents; and
         (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Corporation and the Subsidiaries and public officials.

                  (2) Opinion of Counsel to the Agents. The opinion of Stroock & Stroock & Lavan, counsel to the Agents, covering the matters referred to in subparagraph (1) under the subheadings (iv) through (vii), inclusive, above.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon counsel for the Corporation or upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Corporation; and
         (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Corporation and the Subsidiaries and public officials.

                  (3) In giving their opinions required by subsections (a)(1) and (a)(2) of this Section, but without opining in connection therewith, Smith Helms Mulliss & Moore, L.L.P. and Stroock & Stroock & Lavan shall each additionally state that although they have not independently verified, are not passing upon and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, such counsel has no reason to believe that the Registration Statement or any amendment thereof at the time it became effective, or that the Prospectus, as amended or supplemented, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the

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         statements therein, in light of the circumstances under which they were made, not misleading.

         (b) Officer's Certificate. On the date hereof, the Agents shall have received a certificate of the Chairman and Chief Executive Officer or a Senior Vice President and the Chief Financial or Chief Accounting Officer of the Corporation, dated as of the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that to the best of their knowledge (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Corporation and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus, as supplemented or amended, (ii) the other representations and warranties of the Corporation contained in Section 2 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Corporation has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the SEC.

         (c) Comfort Letter. On the date hereof, the Agents shall have received a letter from Price Waterhouse LLP ("Price Waterhouse") dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect that:

              (i) They are independent public accountants with respect to the Corporation and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

             (ii) In their opinion, the consolidated financial statements of the Corporation and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

            (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                           (a) Reading the minutes of the meetings of the shareholders, the board of directors, executive committee and audit committee of the Corporation and the boards of directors and executive committees of its subsidiaries as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                           (b) Performing the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described in SAS NO. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Corporation and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Prospectus to the date of the latest available interim financial data; and

                           (c) Making inquiries of certain officials of the
                  Corporation who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

         nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                           (1) the unaudited condensed consolidated interim
                  financial statements, included or incorporated by reference in the Registration Statement and Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the published rules and regulations thereunder;

                           (2) any material modifications should be made to the
                  unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Prospectus, for them to be in conformity with generally accepted accounting principles;

                           (3) (i) at the date of the latest available interim
                  financial data and at the specified date not more than five business days prior to the date of the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Corporation and the subsidiaries on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or (ii) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Corporation and the subsidiaries on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and Prospectus discloses have occurred or may occur, or Price Waterhouse shall state any specific changes or decreases.

                           (iv) The letter shall also state that Price
                  Waterhouse has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Agents and agreed to by Price Waterhouse, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Corporation and its subsidiaries identified in such letter.

         (d) Other Documents. On the date hereof and on each Settlement Date with respect to any purchase of Notes by an Agent as principal, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Corporation in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to such Agent and to counsel to the Agents.

         If any condition specified in this Section 5 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Agents by notice to the Corporation at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses under Section 9 hereof, the indemnity and contribution agreements set forth in Section 8 hereof, the provisions concerning the representations, warranties and agreements to survive delivery set forth in Section 10 hereof and the provisions regarding parties set forth under Section 15 hereof shall remain in effect.

SECTION 6.                 Delivery of and Payment for Notes Sold through the
                           Agents.

         Delivery of Notes sold through an Agent as agent shall be made by the Corporation to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Corporation and deliver the Note to the Corporation, and, if the Agent has theretofore paid the Corporation for such Note, the Corporation will promptly return such funds to the Agent. If such failure occurred for any reason other than default by the Agent in the performance of its obligations hereunder, the Corporation will reimburse the Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Corporation's account. Unless otherwise agreed between the Corporation and the Agent, all Notes will be issued in book-entry only form and will be represented by one or more fully registered global securities.

SECTION 7.                 Additional Covenants of the Corporation.

         The Corporation covenants and agrees with the Agents that:

         (a) Reaffirmation of Representations and Warranties. Each acceptance by it of an offer for the purchase of Notes, and each delivery of Notes to an Agent pursuant to a sale of Notes to such Agent as principal, shall be deemed to be an affirmation that the representations and warranties of the Corporation contained in this Agreement and in any certificate theretofore delivered to such Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to such Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

         (b) Subsequent Delivery of Certificates. Each time that (i) there is filed with the SEC any Quarterly Report on Form 10-Q or Annual Report on Form 10-K that is incorporated by reference into the Prospectus, or (ii) if required by the Agents, the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturity dates of Notes or similar changes, an amendment or supplement which relates exclusively to an offering of securities other than the Notes or, except as hereinbefore described, an amendment or supplement resulting from the filing of any document incorporated by reference therein), the Corporation shall furnish or cause to be furnished to the Agents forthwith a certificate of the Chairman and Chief Executive Officer, any Senior

Vice President, the Chief Financial Officer, the Chief Accounting Officer or Treasurer of the Corporation dated the date of filing with the SEC of such supplement or document or the date of effectiveness of such amendment, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(b) hereof which was last furnished to the Agents are true and correct at the time of such filing, amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

         (c) Subsequent Delivery of Legal Opinions. Each time that (i) there is filed with the SEC any Annual Report on Form 10-K, (ii) if required by the Agents, there is filed any Quarterly Report on Form 10-Q, or (iii) if required by the Agents, the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturity dates of the Notes or similar changes or solely for the inclusion of additional financial information, an amendment or supplement which relates exclusively to an offering of securities other than the Notes or, except as hereinbefore described, an amendment or supplement resulting from the filing of any document incorporated by reference therein), the Corporation shall furnish or cause to be furnished forthwith to the Agents and to counsel to the Agents the written opinions of Smith Helms Mulliss & Moore, L.L.P., counsel to the Corporation, and Paul J. Polking, General Counsel to the Corporation, or other counsel satisfactory to the Agents, dated the date of filing with the SEC of such supplement or document or the date of effectiveness of such amendment, as the case may be, in form and substance satisfactory to the Agents, of the same tenor as the opinions referred to in Section 5(a)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions; or, in lieu of such opinions, counsel last furnishing such opinions to the Agents shall furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

         (d)      Subsequent Delivery of Comfort Letters.  Each time that
(i) there is filed with the SEC any Annual Report on Form 10-K,
(ii) if required by the Agents, there is filed with the SEC any Quarterly Report on Form 10-Q or (iii) if required by the Agents, the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than an amendment or supplement resulting from the filing of a Current Report on Form 8-K that is incorporated by reference therein), the Corporation shall cause Price Waterhouse forthwith to furnish the Agents a letter, dated the date of effectiveness of such amendment, supplement or document filed with the SEC, as the case may be, in form satisfactory to the Agents, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 5(c) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Corporation; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Price Waterhouse may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement. If any other information included therein is of an accounting, financial or statistical nature, the Agents may request procedures be performed with respect to such other information. If Price Waterhouse is willing to perform and report on the requested procedures, such letter should cover such other information. Any letter required to be provided by Price Waterhouse hereunder shall be provided within five business days of the filing of the Annual Report on Form 10-K or, with respect to any letter required by the Agents pursuant to subparagraph (ii) or (iii) hereof, the request by the Agents.

SECTION 8.                 Indemnification and Contribution.

         (a) The Corporation agrees to indemnify and hold harmless each Agent and each person who controls any Agent within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of any Agent specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus as amended or supplemented in connection with the sale of such Notes excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Notes to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented. This indemnity agreement will be in addition to any liability which the Corporation may otherwise have.

         (b) Each Agent severally agrees to indemnify and hold harmless the Corporation, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Corporation within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Corporation to each Agent, but only with reference to written information relating to such Agent furnished to the Corporation by or on behalf of such Agent specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Agent may otherwise have. The Corporation acknowledges that the statements set forth in the last two paragraphs on the cover page and under the heading "Plan of Distribution" in the Prospectus, as supplemented or amended, constitute the only information furnished in writing by or on behalf of the several Agents for inclusion in the documents referred to in the foregoing indemnity, and you, as the Agents, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Agent in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or
(iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Corporation on the grounds of policy or otherwise, the Corporation and the Agents shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Corporation and one or more of the Agents may be subject in such proportion so that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent bears to the total sales price from the sale of Notes sold to or through the Agents to the date of such liability, and the Corporation is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Agent within the meaning of the 1933 Act shall have the same rights to contribution as such Agent, and each person who controls the Corporation within the meaning of either the 1933 Act or the 1934 Act, each officer of the Corporation who shall have signed the Registration Statement and each director of the Corporation shall have the same rights to contribution as the Corporation, subject in each case to the provisions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

SECTION 9.                 Payment of Expenses.

         The Corporation will pay all expenses incident to the performance of its obligations under this Agreement, including:

         (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

         (b) The preparation, filing and reproduction of this Agreement;

         (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

         (d) The fees and disbursements of the Corporation's accountants and counsel, of the Trustees and their counsel, and of any registrar, transfer agent, paying agent or calculation agent;

         (e) The reasonable fees and disbursements of counsel to the Agents incurred from time to time in connection with the transactions contemplated hereby;

         (f) The qualification of the Notes under state securities or insurance laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

         (g) The printing and delivery to the Agent in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agent of the

Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

         (h) The preparation, printing, reproducing and delivery to the Agents of copies of the Indentures and all supplements and amendments thereto;

         (i) Any fees charged by rating agencies for the rating of the Notes;

         (j) The fees and expenses incurred in connection with the listing of the Notes on any securities exchange;

         (k) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

         (l) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Corporation;

         (m) The cost of providing any CUSIP or other identification numbers for the Notes; and

         (n) The fees and expenses of any depository and any nominees thereof in connection with the Notes.

SECTION 10.                Representations, Warranties and Agreements to
                           Survive Delivery.

         All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Corporation submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person of any Agent, or by or on behalf of the Corporation, and shall survive each delivery of and payment for any of the Notes.

SECTION 11.                Termination.

         (a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by an Agent to purchase Notes as principal) may be terminated for any reason, with respect to one or more, or all, of the Agents, at any time by either the Corporation or one or more of the Agents upon the giving of 30 days' written notice of such termination to the other party hereto. Any termination by the Corporation of this Agreement with respect to one or more, but less than all, of the Agents shall be effective with respect to such designated Agents only, and the Agreement will remain in force and effect with respect to any other Agents who remain parties hereto.

         (b) Termination of Agreement to Purchase Notes as Principal. An Agent may terminate any agreement hereunder by such Agent to purchase Notes as principal, immediately upon notice to the

Corporation at any time prior to the Settlement Date relating thereto, (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Corporation and its subsidiaries considered as one enterprise, or (ii) if there shall have occurred, since the date of such agreement, any outbreak or material escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if, since the date of such agreement, trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or (iv) if, since the date of such agreement, a banking moratorium shall have been declared by either Federal or New York authorities.

         If, after the date of an agreement hereunder to purchase Notes as principal and prior to the Settlement Date with respect to such agreement, the rating assigned by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. or Moody's Investors Service, Inc. as the case may be, to any debt securities of the Corporation shall have been lowered or if either of such rating agencies shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Corporation, then the Corporation and the Agent mutually shall determine whether the terms of such agreement to purchase Notes shall need to be renegotiated and, if so, shall so negotiate in good faith the revised terms of such agreement to purchase Notes. In the event that the Corporation and the Agent reasonably fail to agree on any such revised terms, then either the Corporation or the Agent may terminate such agreement to purchase Notes.

         (c) General. In the event of a termination under this Section 11, or following the Settlement Date in connection with a sale to or through an Agent appointed on a one-time basis, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commission earned in accordance with the third paragraph of Section 1(d) hereof,
(ii) if at the time of termination (a) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Corporation but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and
(iii) the covenant set forth in Section 4(h) hereof, the provisions of Section 9 hereof, the indemnity and contribution agreements set forth in Section 8 hereof, and the provisions of Sections 10, 14 and 15 hereof shall remain in effect.

SECTION 12.                Additional Agents.

         The Corporation may from time to time designate additional agents to participate in the sale of Notes as principal or agent hereunder. Such agency participation may be either on an on-going basis or on a one time basis for a single transaction. Such agents shall become a party to this Agreement and shall thereafter be subject to the provisions hereof and entitled to the benefits hereunder upon the execution of a counterpart hereof or other form of acknowledgement of its appointment hereunder, including the form of letter attached hereto as Exhibit D, and delivery to the Corporation of addresses for notice hereunder and under the Procedures. After the time an Agent is appointed, the Corporation shall deliver to the Agent copies of these documents earlier delivered to other Agents under Sections 5(a), 5(b) and 5(c) and, if such appointment is on an on-going basis, Sections 7(b), 7(c) and 7(d) hereof.

SECTION 13.                Notices.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram. Notices to the Corporation shall be delivered to it at the address specified below and notices to any Agent shall be delivered to it at the address set forth on Exhibit A.

         If to the Corporation:

                  NationsBank Corporation
                  NationsBank Corporate Center
                  Charlotte, North Carolina 28255
                  Corp. Treas. Div. NC1-007-23-01
                  Attention:  John E. Mack, Treasurer
                  Telecopy: (704) 386-0270

         With a copy to:

                  Paul J. Polking
                  General Counsel
                  NationsBank Corporation
                  NationsBank Corporate Center
                  Legal Department, NC1007-20-01
                  Charlotte, North Carolina 28255
                  Telecopy:  (704) 386-6453

                  Smith Helms Mulliss & Moore, L.L.P.
                  227 North Tryon Street
                  Charlotte, North Carolina 28202
                  Attention:  Boyd C. Campbell, Jr.
                  Telecopy: (704) 334-8467
or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.                Governing Law; Counterparts.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

SECTION 15.                Parties.

         This Agreement shall inure to the benefit of and be binding upon the Agents and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in
Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Corporation a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Corporation in accordance with its terms.

                                   Very truly yours,

                                   NATIONSBANK CORPORATION


                                   By:
                                      Name:
                                      Title: Senior Vice President and
                                    Treasurer
Accepted:


NationsBanc Capital Markets, Inc.

By:
   Name:
   Title:  Director

LEHMAN BROTHERS, INC.

By: _________________________
Name: _______________________
Title: ______________________



MERRILL LYNCH & CO.

By: _________________________
Name: Richard N. Doyle, Jr.
Title: Director



MORGAN STANLEY & CO., INC.

By: _________________________
Name: Richard C. Schwartz
Title: Principal



SALOMON BROTHERS INC

By: _________________________
Name:
Title:

                                                                   EXHIBIT A


                                                      AGENTS

NationsBanc Capital Markets, Inc.
NationsBank Corporate Center
7th Floor, NC1-007-01-01
Charlotte, North Carolina 28255-0065
Telecopy:  (704) 386-9926

         With a copy to:

                  Stroock & Stroock & Lavan
                  Seven Hanover Square
                  New York, New York  10004
                  Attention:  James R. Tanenbaum
                  Telecopy:  (212) 806-6006

Lehman Brothers
Lehman Brothers Inc.
3 World Financial Center
12th Floor
New York, New York 10285 - 1200
Attention:  Medium-Term Note Department
Telecopy:  (212) 528-1718
Telephone: (212) 526-2040

Merrill Lynch & Co., as representative of the Agents
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower - 10th Floor
World Financial Center
New York, New York 10281-1310
Attention: MTN Product Management
Telecopy: (212) 449-2234

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10048
Attention: Managing Director of Debt Syndicate

Salomon Brothers Inc
32nd Floor
Seven World Trade Center
New York, New York 10048
Attention: MTN Group

                                                                    EXHIBIT B


         The following terms, if applicable, shall be agreed to by an Agent and the Corporation in connection with each sale of Notes:

                  Principal Amount:  $__________
                    (or principal amount of foreign currency)

                  Interest Rate:
                           If Fixed Rate Note, Interest Rate:

                           If Floating Rate Note:
                             Interest Rate Basis:
                                    Base Rate:
                                    Initial Interest Rate:
                                    Initial Interest Reset Date:
                                    Spread or Spread Multiplier, if any:
                                    Interest Rate Reset Month(s):
                                    Interest Payment Month(s):
                                    Index Maturity for Initial Interest Rate
                                      (if different):
                                    Index Maturity:
                                    Index Maturity for Final Interest Payment
                                      Period (if different):
                                    Maximum Interest Rate, if any:
                                    Minimum Interest Rate, if any:
                                    Interest Rate Reset Period:
                                    Interest Payment Period:
                                    Interest Payment Date:
                                    Calculation Agent:

                  If Redeemable:

                                    Initial Redemption Date:
                                    Initial Redemption Percentage:
                                    Annual Redemption Percentage Reduction:

                  Original Issue Date:
                  Date of Maturity:
                  Purchase Price:  _____%
                  Settlement Date and Time:
                  Additional Terms:

                                                                      EXHIBIT C


         As compensation for the services of an Agent hereunder, the Corporation shall pay it, on a discount basis, a commission for the sale of each Note by such Agent which, unless otherwise agreed between the Corporation and Agent, shall be equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:


                                                                                          PERCENT OF
MATURITY RANGES..................................................................      PRINCIPAL AMOUNT

From 9 months to less than 1 year................................................              .125%

From 1 year to less than 18 months...............................................              .150

From 18 months to less than 2 years..............................................              .200

From 2 years to less than 3 years................................................              .250

From 3 years to less than 4 years................................................              .350

From 4 years to less than 5 years................................................              .450

From 5 years to less than 6 years................................................              .500

From 6 years to less than 7 years................................................              .550

From 7 years to less than 10 years...............................................              .600

From 10 years to less than 15 years..............................................              .625

From 15 years to less than 20 years..............................................              .700

From 20 years to 30 years........................................................              .750


The commission for Notes with a maturity more than 30 years or sold to one or more Agents as principal also is subject to negotiation between the Corporation and the Agent at the time of sale.

                                                                   EXHIBIT D


[Date]

[Name and Address of Agent]

Re: Issuance of $_________________ Medium Term Senior/Subordinated Notes, Series E, by NationsBank Corporation

Dear __________:

The Master United States Distribution Agreement dated December __, 1995 (the "Agreement"), among NationsBank Corporation ("NationsBank") and the Agents named therein, provides for the issue and sale by NationsBank of its Medium Term Notes, Series E.

Subject to and in accordance with the terms of the Agreement and accompanying Administrative Procedures, NationsBank hereby appoints you as Agent (as such term is defined in the Agreement) in connection with the purchase of Notes as described in the accompanying Pricing Supplement No. ___, dated ___________, 199__, (the "Notes") but only for this one reverse inquiry transaction. Your appointment is made subject to the terms and conditions applicable to Agents under the Agreement and terminates upon payment for the Notes or other termination of this transaction. Accompanying this letter is a copy of the Agreement, the provisions of which are incorporated herein by reference. Copies of the officer's certificate, opinions of counsel, and auditors' letter described in the Agreement are not enclosed but are available upon your request.

This letter agreement, like the Agreement, is governed by and construed in accordance with the laws of the State of New York.

If the above is in accordance with your understanding of our agreement, please sign and return this letter to us on or before settlement date. This action will confirm your appointment and your acceptance and agreement to act as Agent in connection with the issue and sale of the above described Notes under the terms and conditions of the Agreement.

Very truly yours,
                                              AGREED AND ACCEPTED

NATIONSBANK CORPORATION                       [Name of Agent]

By:____________________                       By:_____________________
Name:__________________                       Name:___________________
Title:_________________                       Title:__________________